 Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package
Second Quarter 2022

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; loss of key personnel; the continuing adverse impact of the novel coronavirus (COVID-19) on the U.S., regional and global economies and the financial condition and results of operations of the Company; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission, or the SEC, on February 28, 2022, in the “Risk Factors” section of our Form 10-Q for the quarter ended June 30, 2022, to be filed with the SEC on or about August 2, 2022 and the factors included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2022 that will be released in our Form 10-Q to be filed with the SEC on or about August 2, 2022.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO

Supplemental Definitions

is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation, depreciation of non-real estate assets, other non-cash items, and the unconsolidated real estate venture’s allocated share of these adjustments. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties. Certain prior year amounts have been updated to conform to the current year FFO, as Adjusted definition.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense, gains or losses from sales of property, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of our properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions. Certain prior year amounts have been updated to conform to the current year Cash NOI definition.

Net Debt and Adjusted Net Debt. Net Debt represents our consolidated debt and our share of unconsolidated debt adjusted to exclude our share of unamortized premiums and discounts and deferred financing fees, less our share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 22 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 775 North		or 202-596-3947 to request an	Supervisory VP,
Washington, DC 20006	Ticker	Investor Relations package	Investor Relations
202-595-9500	DEA		& Operations

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Emil Henry Jr.
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Michael Ibe
Mark Bauer, EVP	Ronald Kendall, EVP	Cynthia Fisher	Tara Innes
Andrew Pulliam, EVP	Allison Marino, CAO	Scott Freeman	William Trimble III

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Michael A. Griffin	Bill Crow	Michael Carroll
212-816-1383 / 212-816-5871	727-567-2594	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Jonathan Petersen / Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-284-1705 / 212-336-7241	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At June 30, 2022		Earnings	Three months ended June 30, 2022	Three months ended June 30, 2021
Common shares	90,772,706		Net income available to Easterly Government Properties, Inc.	$7,197	$8,201
Unvested restricted shares	43,916		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	12,032,018		per share:
Total - fully diluted basis	102,848,640		Basic	$0.08	$0.10
			Diluted	$0.08	$0.10

Market Capitalization	At June 30, 2022		Net income	$8,130	$9,254
Price of Common Shares	$19.04		Net income, per share - fully diluted basis	$0.08	$0.10
Total equity market capitalization - fully diluted basis	$1,958,238		Funds From Operations (FFO)	$33,353	$31,226
Net Debt	1,333,163		FFO, per share - fully diluted basis	$0.33	$0.33
Total enterprise value	$3,291,401
			FFO, as Adjusted	$33,661	$29,182
			FFO, as Adjusted, per share - fully diluted basis	$0.33	$0.31
Ratios	At June 30, 2022
Net debt to total enterprise value	40.5%		Cash Available for Distribution (CAD)	$29,548	$23,226
Net debt to annualized quarterly EBITDA	7.4	x
Adjusted Net Debt to annualized quarterly pro forma EBITDA	7.2	x	Liquidity		At June 30, 2022
Cash interest coverage ratio	4.0	x	Cash and cash equivalents		$8,418
Cash fixed charge coverage ratio	3.6	x
			Available under $450 million senior unsecured revolving credit facility(1)		$307,125

(1)Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	June 30, 2022	December 31, 2021
Assets
Real estate properties, net	$2,464,280	$2,399,188
Cash and cash equivalents	8,259	11,132
Restricted cash	9,785	9,011
Tenant accounts receivable	57,120	58,733
Investment in unconsolidated real estate venture	182,343	131,840
Intangible assets, net	183,088	186,307
Interest rate swaps	2,710	-
Prepaid expenses and other assets	33,465	29,901
Total assets	$2,941,050	$2,826,112

Liabilities
Revolving credit facility	142,750	14,500
Term loan facilities, net	248,779	248,579
Notes payable, net	695,819	695,589
Mortgage notes payable, net	249,450	252,421
Intangible liabilities, net	20,257	19,718
Deferred revenue	85,756	87,134
Interest rate swaps	-	5,700
Accounts payable, accrued expenses and other liabilities	56,244	60,890
Total liabilities	1,499,055	1,384,531

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
90,816,622 and 90,147,868 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively.	908	901
Additional paid-in capital	1,621,288	1,604,712
Retained earnings	76,561	62,023
Cumulative dividends	(427,851)	(379,895)
Accumulated other comprehensive income (loss)	2,393	(5,072)
Total stockholders' equity	1,273,299	1,282,669
Non-controlling interest in Operating Partnership	168,696	158,912
Total equity	1,441,995	1,441,581
Total liabilities and equity	$2,941,050	$2,826,112

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenues
Rental income	$71,156	$66,095	$141,595	$130,274
Tenant reimbursements	916	1,899	2,060	2,219
Asset management income	317	-	565	-
Other income	368	620	839	1,122
Total revenues	72,757	68,614	145,059	133,615

Expenses
Property operating	15,551	14,296	31,009	26,390
Real estate taxes	7,851	7,553	15,677	14,839
Depreciation and amortization	24,343	22,525	48,502	44,850
Acquisition costs	302	483	664	970
Corporate general and administrative	5,966	5,768	11,949	11,576
Total expenses	54,013	50,625	107,801	98,625

Other income (expense)
Income from unconsolidated real estate venture	825	-	1,456	-
Interest expense, net	(11,439)	(9,265)	(22,321)	(18,386)
Gain on sale of operating property	-	530	-	530
Net income	8,130	9,254	16,393	17,134

Non-controlling interest in Operating Partnership	(933)	(1,053)	(1,855)	(1,942)
Net income available to Easterly Government
Properties, Inc.	$7,197	$8,201	$14,538	$15,192

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.08	$0.10	$0.16	$0.18
Diluted	$0.08	$0.10	$0.16	$0.18

Weighted-average common shares outstanding:
Basic	90,751,351	83,817,680	90,452,594	82,973,705
Diluted	91,083,980	84,247,285	90,799,647	83,398,931

Net income, per share - fully diluted basis	$0.08	$0.10	$0.16	$0.18

Weighted average common shares outstanding -
fully diluted basis	102,545,589	94,664,559	102,044,603	93,662,392

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Net income	$8,130	$9,254	$16,393	$17,134
Depreciation and amortization	24,343	22,525	48,502	44,850
Acquisition costs	302	483	664	970
Corporate general and administrative	5,966	5,768	11,949	11,576
Interest expense	11,439	9,265	22,321	18,386
Gain on sale of operating property	-	(530)	-	(530)
Unconsolidated real estate venture allocated share of above adjustments	1,191	-	2,107	-
Net Operating Income	51,371	46,765	101,936	92,386
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	411	(1,406)	(598)	(2,799)
Amortization of above-/below-market leases	(743)	(1,225)	(1,604)	(2,511)
Amortization of deferred revenue	(1,443)	(1,398)	(2,841)	(2,819)
Unconsolidated real estate venture allocated share of above adjustments	(416)	-	(754)	-
Cash Net Operating Income	$49,180	$42,736	$96,139	$84,257

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net income	$8,130	$9,254	$16,393	$17,134
Depreciation and amortization	24,343	22,525	48,502	44,850
Interest expense	11,439	9,265	22,321	18,386
Tax expense	174	177	225	311
Gain on sale of operating property	-	(530)	-	(530)
Unconsolidated real estate venture allocated share of above adjustments	1,181	-	2,109	-
EBITDA	$45,267	$40,691	$89,550	$80,151

Pro forma adjustments(1)	910
Pro forma EBITDA	$46,177

Net income	$8,130	$9,254	$16,393	$17,134
Depreciation of real estate assets	24,096	22,502	48,008	44,820
Gain on sale of operating property	-	(530)	-	(530)
Unconsolidated real estate venture allocated share of above adjustments	1,127	-	2,005	-
FFO	$33,353	$31,226	$66,406	$61,424
Adjustments to FFO:
Acquisition costs	302	483	664	970
Straight-line rent and other non-cash adjustments	451	(1,324)	(531)	(2,737)
Amortization of above-/below-market leases	(743)	(1,225)	(1,604)	(2,511)
Amortization of deferred revenue	(1,443)	(1,398)	(2,841)	(2,819)
Non-cash interest expense	235	364	460	727
Non-cash compensation	1,637	1,033	3,266	2,367
Depreciation of non-real estate assets	247	23	494	30
Unconsolidated real estate venture allocated share of above adjustments	(378)	-	(677)	-
FFO, as Adjusted	$33,661	$29,182	$65,637	$57,451

FFO, per share - fully diluted basis	$0.33	$0.33	$0.65	$0.66
FFO, as Adjusted, per share - fully diluted basis	$0.33	$0.31	$0.64	$0.61

FFO, as Adjusted	$33,661	$29,182	$65,637	$57,451
Acquisition costs	(302)	(483)	(664)	(970)
Principal amortization	(1,328)	(946)	(2,628)	(1,886)
Maintenance capital expenditures	(1,972)	(3,762)	(2,906)	(5,012)
Contractual tenant improvements	(511)	(765)	(1,128)	(1,927)
Unconsolidated real estate venture allocated share of above adjustments	-	-	-	-
Cash Available for Distribution (CAD)	$29,548	$23,226	$58,311	$47,656

Weighted average common shares outstanding - fully diluted basis	102,545,589	94,664,559	102,044,603	93,662,392

(1)Pro forma assuming a full quarter of operations from the four properties acquired in the second quarter of 2022.

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	June 30, 2022	June 30, 2022
Real estate properties - net	$284,552	$150,813
Total assets	350,902	185,978
Total liabilities	7,490	3,970
Total preferred stockholders' equity	75	40
Total common stockholders' equity	343,337	181,968
Basis difference(1)	-	375
Total equity	$343,412	$182,343

(1)This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2)We own 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Six Months Ended	Easterly's Share(1)
	June 30, 2022	June 30, 2022	June 30, 2022	June 30, 2022
Revenues
Rental income	$5,965	$3,161	$10,662	$5,651
Other income	-	-	1	1
Total Revenues	5,965	3,161	10,663	5,652
Operating expenses
Property operating	956	505	1,667	883
Real estate taxes	890	472	1,711	907
Depreciation and amortization	2,158	1,144	3,845	2,038
Asset management fees	317	168	565	299
Corporate general and administrative	47	25	47	25
Total expenses	4,368	2,314	7,835	4,152

Other expenses
Interest expense - net	(41)	(22)	(82)	(44)
Net income	$1,556	$825	$2,746	$1,456

Depreciation and amortization	2,158	1,144	3,845	2,038
Interest expense - net	41	22	82	44
Tax expense	29	15	51	27
EBITDA	$3,784	$2,006	$6,724	$3,565

Pro forma adjustments(2)	409	217
Pro forma EBITDA	$4,193	$2,223

Net income	$1,556	$825	$2,746	$1,456
Depreciation of real estate assets	2,126	1,127	3,783	2,005
FFO	$3,682	$1,952	$6,529	$3,461
Adjustments to FFO:
Straight-line rent and other non-cash adjustments	(785)	(416)	(1,422)	(754)
Non-cash interest expense	41	22	82	44
Depreciation of non-real estate assets	32	17	62	33
FFO, as Adjusted	$2,970	$1,575	$5,251	$2,784
Cash Available for Distribution (CAD)	$2,970	$1,575	$5,251	$2,784

(1)We own 53.0% of the properties through the unconsolidated joint venture.

(2)Pro forma assuming a full quarter of operations from the two unconsolidated joint venture properties acquired in the second quarter of 2022.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	June 30, 2022 Interest Rate	June 30, 2022 Balance(1)	June 30, 2022 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	23-Jul-25(2)	LIBOR + 125bps	$142,750	10.6%
2016 Term Loan facility	29-Mar-24	2.67%(3)	100,000	7.5%
2018 Term Loan facility	23-Jul-26	3.91%(4)	150,000	11.2%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	7.1%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	3.7%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.2%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	6.3%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	7.5%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	6.7%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	3.7%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	14.9%
Total unsecured debt	6.3 years	3.40%	$1,092,750	81.4%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	$15,700	1.2%
VA - Golden	1-Apr-24	5.00%	8,723	0.7%
MEPCOM - Jacksonville	14-Oct-25	4.41%	6,163	0.5%
USFS II - Albuquerque	14-Jul-26	4.46%	14,306	1.1%
ICE - Charleston	15-Jan-27	4.21%	14,140	1.1%
VA - Loma Linda	6-Jul-27	3.59%	127,500	9.5%
CBP - Savannah	10-Jul-33	3.40%	10,799	0.8%
USCIS - Kansas City	6-Aug-24	3.68%	51,500	3.7%
Total secured mortgage debt	4.2 years	3.69%	$248,831	18.6%
	(wtd-avg maturity)	(wtd-avg rate)
Debt Statistics	June 30, 2022			June 30, 2022
Variable rate debt - unhedged	$158,450	% Variable rate debt - unhedged		11.8%
Fixed rate debt	1,183,131	% Fixed rate debt		88.2%
Total Debt(1)	$1,341,581
Less: cash and cash equivalents	(8,418)	Weighted average maturity		6.0	years
Net Debt	$1,333,163	Weighted average interest rate		3.5%
Less: adjustment for development projects(5)	(12,387)
Adjusted Net Debt	$1,320,776

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3)Calculated based on two interest rate swaps with an aggregate notional value of $100.0 million, which effectively fix the interest rate at 2.67% annually based on the Company’s current consolidated leverage ratio.

(4)Calculated based on four interest rate swaps with an aggregate notional value of $150.0 million, which effectively fix the interest rate at 3.91% annually based on the Company’s current consolidated leverage ratio. The four interest rate swaps mature on June 19, 2023, which is not coterminous with the maturity date of 2018 term loan facility.

(5)See definition of Adjusted Net Debt on Page 4.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2022	$2,670	$-	$-	$2,670	0.2%	-
2023	5,585	15,700	-	21,285	1.6%	2.56%
2024	5,731	59,895	100,000	165,626	12.4%	3.12%
2025	5,633	1,917	142,750	150,300	11.2%	2.71%
2026	3,686	6,368	150,000	160,054	11.9%	3.96%
2027	1,093	134,640	95,000	230,733	17.2%	3.81%
2028	983	-	50,000	50,983	3.8%	2.62%
2029	1,016	-	135,000	136,016	10.1%	3.89%
2030	1,049	-	200,000	201,049	15.0%	2.89%
2031	1,081	-	100,000	101,081	7.5%	3.83%
2032	1,116	-	30,000	31,116	2.3%	4.30%
2033	668	-	-	668	0.1%	-
2034	-	-	90,000	90,000	6.7%	3.98%
Total	$30,311	$218,520	$1,092,750	$1,341,581	100.0%

Leased Operating Property Overview (As of June 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,475,732	5.4%	$50.29
USCIS - Kansas City	Lee's Summit, MO	Office/Warehouse	2042(1)	1969 / 1999	489,316	11,604,014	3.8%	23.71
JSC - Suffolk	Suffolk, VA	Office	2028(2)	1993 / 2004	403,737	8,310,226	2.7%	20.58
Various GSA - Buffalo	Buffalo, NY	Office	2036	2004	270,809	7,070,734	2.3%	26.11
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,957,301	2.3%	38.55
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,890,852	2.2%	40.64
Various GSA - Chicago	Des Plaines, IL	Office	2023	1971 / 1999	202,185	6,812,395	2.2%	33.69
Various GSA - Portland	Portland, OR	Office	2025(3)	2002	210,239	6,600,241	2.1%	31.39
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	6,059,382	2.0%	31.80
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,719,264	1.9%	63.49
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,603,247	1.8%	33.04
FBI - San Antonio	San Antonio, TX	Office	2025	2007	148,584	5,189,147	1.7%	34.92
FBI - Tampa	Tampa, FL	Office	2040	2005	138,000	5,057,412	1.6%	36.65
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,667,346	1.5%	67.04
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,611,775	1.5%	21.92
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,431,693	1.4%	39.50
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,299,472	1.4%	23.56
EPA - Kansas City	Kansas City, KS	Laboratory	2042	2003	71,979	4,291,659	1.4%	59.62
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,683	4,125,896	1.3%	20.26
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	4,059,046	1.3%	40.57
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,000,046	1.3%	46.32
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	3,966,224	1.3%	66.45
DOI - Billings	Billings, MT	Office/Warehouse	2033	2013	149,110	3,886,057	1.3%	26.06
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,879,753	1.3%	28.18
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,835,525	1.2%	48.42
FBI - New Orleans	New Orleans, LA	Office	2029(4)	1999 / 2006	137,679	3,667,889	1.2%	26.64
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,638,432	1.2%	29.77
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,504,570	1.1%	35.35
FBI - Birmingham	Birmingham, AL	Office	2042	2005	96,278	3,433,823	1.1%	35.67
ICE - Charleston	North Charleston, SC	Office	2027	1994 / 2012	65,124	3,301,630	1.1%	50.70
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,258,331	1.1%	63.09
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,252,338	1.1%	33.67
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,141,254	1.0%	31.82
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	3,100,080	1.0%	33.53
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,067,840	1.0%	58.67
FDA - College Park	College Park, MD	Laboratory	2029	2004	80,677	3,060,351	1.0%	37.93
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,042,740	1.0%	45.54

Leased Operating Property Overview (Cont.) (As of June 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
OSHA - Sandy	Sandy, UT	Laboratory	2024(5)	2003	75,000	3,039,951	1.0%	40.53
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,918,411	0.9%	51.81
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,913,914	0.9%	36.42
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,791,775	0.9%	31.06
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,789,429	0.9%	39.23
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,716,215	0.9%	63.94
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,701,670	0.9%	62.33
FBI - Mobile	Mobile, AL	Office	2029(2)	2001	76,112	2,681,962	0.9%	35.24
SSA - Charleston	Charleston, WV	Office	2024(2)	1959 / 2000	110,000	2,648,898	0.9%	24.08
FBI - Albany	Albany, NY	Office	2036	1998	69,476	2,611,361	0.8%	37.59
DEA - Sterling	Sterling, VA	Laboratory	2037	2001	49,692	2,605,686	0.8%	52.44
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,508,422	0.8%	49.21
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,506,169	0.8%	41.77
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,487,887	0.8%	29.73
DHA - Aurora	Aurora, CO	Office	2034	1998 / 2018	101,285	2,392,674	0.8%	23.62
DEA - Dallas Lab	Dallas, TX	Laboratory	2022	2001	49,723	2,356,701	0.8%	47.40
NARA - Broomfield	Broomfield, CO	Office/Warehouse	2032	2012	161,730	2,346,885	0.8%	14.51
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,333,282	0.8%	44.58
FBI - Little Rock	Little Rock, AR	Office	2022	2001	102,377	2,316,507	0.8%	22.63
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,263,430	0.7%	31.51
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2031	1981 / 2021	61,384	2,229,291	0.7%	36.32
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,227,652	0.7%	63.65
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,215,373	0.7%	73.85
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,126,332	0.7%	18.39
NWS - Kansas City	Kansas City, MO	Office	2033(2)	1998 / 2020	94,378	2,114,807	0.7%	22.41
JUD - Jackson	Jackson, TN	Courthouse/Office	2023(2)	1998	73,397	2,071,774	0.7%	28.23
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	1,933,254	0.6%	48.45
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,919,640	0.6%	50.55
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,802,036	0.6%	28.71
ICE - Otay	San Diego, CA	Office	2022	2001	47,919	1,761,864	0.6%	36.77
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,735,882	0.6%	30.59
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,641,202	0.5%	49.73
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,640,946	0.5%	27.56
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,552,942	0.5%	33.06
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,539,323	0.5%	15.75
GSA - Clarksburg	Clarksburg, WV	Office	2024(2)	1999	63,750	1,498,199	0.5%	23.50
DEA - Birmingham	Birmingham, AL	Office	2023	2005	35,616	1,392,673	0.5%	39.10

Leased Operating Property Overview (Cont.) (As of June 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,379,850	0.4%	43.15
USAO - Springfield	Springfield, IL	Office	2038	2002	43,600	1,372,735	0.4%	31.48
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,278,254	0.4%	37.21
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	1,036,871	0.3%	38.12
HRSA - Baton Rouge	Baton Rouge, LA	Office	2040	1981 / 2020	27,569	945,283	0.3%	34.29
VA - Baton Rouge	Baton Rouge, LA	Outpatient Clinic	2024	2004	30,000	821,612	0.3%	27.39
ICE - Louisville	Louisville, KY	Office	2036	2011	17,420	820,941	0.3%	47.13
ICE - Pittsburgh	Pittsburgh, PA	Office	2032	2004	25,369	803,239	0.3%	31.66
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	784,341	0.3%	26.04
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	551,697	0.2%	34.27
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	433,097	0.1%	43.06
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	401,991	0.1%	41.02

Subtotal					8,305,490	$281,838,047	91.6%	$33.93

Wholly Owned Privately Leased Property
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(5)	2013	70,078	410,344	0.1%	5.86
Subtotal					70,078	$410,344	0.1%	$5.86

Wholly Owned Properties Total / Weighted Average					8,375,568	$282,248,391	91.7%	$33.70

Leased Operating Property Overview (Cont.) (As of June 30, 2022, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S Government Leased to Unconsolidated Real Estate Venture
VA - San Antonio(6)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,589,161	3.1%	42.40
VA - Chattanooga(6)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,154,710	1.3%	43.93
VA - Lubbock(6)(7)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	3,961,655	1.3%	32.76
VA - Marietta(6)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,816,412	1.2%	49.64
VA - Birmingham(6)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,105,255	1.0%	40.26
VA - Lenexa(6)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,298,203	0.4%	41.79
Subtotal					626,702	$25,925,396	8.3%	$41.37

Total / Weighted Average					9,002,270	$308,173,787	100.0%	$34.23

Total / Weighted Average at Easterly's Share					8,707,719	$295,988,850		$33.99

(1)316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options.

(2)Lease contains one five-year renewal option.

(3)37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2023 and contains two five-year renewal options.

(4)Lease contains one ten-year renewal option.

(5)Lease contains two five-year renewal options.

(6)We own 53.0% of the property through an unconsolidated joint venture.

(7)Asset is subject to a ground lease where we are the lessee.

Tenants (As of June 30, 2022, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	15.1	1,693,668	18.8%	$71,689,281	23.2%
Federal Bureau of Investigation ("FBI")	8.6	1,501,720	16.7%	50,432,083	16.3%
Drug Enforcement Administration ("DEA")	9.7	601,497	6.7%	26,114,699	8.5%
U.S. Citizenship and Immigration Services ("USCIS")	14.3	520,807	5.8%	14,653,255	4.8%
Judiciary of the U.S. ("JUD")	5.9	336,059	3.7%	12,235,784	4.0%
Food and Drug Administration ("FDA")	13.6	209,991	2.3%	11,693,921	3.8%
Immigration and Customs Enforcement ("ICE")	5.7	245,894	2.7%	10,172,275	3.3%
Environmental Protection Agency ("EPA")	9.7	241,564	2.7%	9,894,906	3.2%
Internal Revenue Service ("IRS")	11.1	233,387	2.6%	8,328,293	2.7%
U.S. Joint Staff Command ("JSC")	5.9	403,737	4.5%	8,310,226	2.7%
Bureau of the Fiscal Service ("BFS")	15.2	266,176	3.0%	6,787,359	2.2%
Federal Aviation Administration ("FAA")	1.3	194,540	2.2%	6,547,118	2.1%
U.S. Forest Service ("USFS")	3.9	191,175	2.1%	6,241,334	2.0%
Patent and Trademark Office ("PTO")	12.5	190,546	2.1%	6,059,382	2.0%
Social Security Administration ("SSA")	4.2	189,276	2.1%	5,106,316	1.7%
Federal Emergency Management Agency ("FEMA")	16.3	210,373	2.3%	4,611,775	1.5%
U.S. Attorney Office ("USAO")	11.5	110,008	1.2%	4,029,489	1.3%
Department of Transportation ("DOT")	2.1	129,659	1.4%	3,894,496	1.3%
Customs and Border Protection ("CBP")	8.8	68,000	0.8%	3,868,854	1.3%
Occupational Safety and Health Administration ("OSHA")	1.6	75,000	0.8%	3,039,951	1.0%
Defense Health Agency ("DHA")	11.8	101,285	1.1%	2,392,674	0.8%
National Archives and Records Administration ("NARA")	9.9	161,730	1.8%	2,346,885	0.8%
Department of Energy ("DOE")	7.1	120,496	1.3%	2,246,152	0.7%
Military Entrance Processing Command ("MEPCOM")	3.2	30,000	0.3%	2,215,373	0.7%
U.S. Department of Agriculture ("USDA")	5.1	67,902	0.8%	2,132,111	0.7%
National Weather Service ("NWS")	11.5	94,378	1.0%	2,114,807	0.7%
Bureau of Indian Affairs ("BIA")	10.0	78,184	0.9%	2,092,738	0.7%
Bureau of Reclamation ("BOR")	10.8	69,518	0.8%	1,811,756	0.6%
National Park Service ("NPS")	2.0	62,772	0.7%	1,802,036	0.6%

Tenants (Cont.) (As of June 30, 2022, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government (Cont.)
General Services Administration - Other	3.2	54,803	0.6%	1,710,797	0.6%
U.S. Coast Guard ("USCG")	5.5	59,547	0.7%	1,640,946	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	5.6	33,403	0.4%	1,243,634	0.4%
Small Business Administration ("SBA")	15.2	42,835	0.5%	1,177,649	0.4%
U.S. Army Corps of Engineers ("ACOE")	2.6	39,320	0.4%	1,120,690	0.4%
Health Resources and Services Administration ("HRSA")	18.1	27,569	0.3%	945,283	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	3.9	21,342	0.2%	758,248	0.2%
Office of the Field Solicitor ("OFC")	10.8	4,526	0.1%	117,955	0.0%
Office of the Special Trustee for American Indians ("OST")	10.8	3,359	0.0%	87,541	0.0%
U.S. Marshals Service ("USMS")	4.6	1,054	0.0%	49,293	0.0%
Department of Labor ("DOL")	1.6	1,004	0.0%	23,592	0.0%
U.S. Probation Office ("USPO")	1.6	452	0.0%	10,630	0.0%
Subtotal	10.2	8,688,556	96.4%	$301,751,587	98.0%

Private Tenants
Other Private Tenants	2.6	79,521	0.9%	$2,056,209	0.7%
CVS Health	2.9	60,324	0.7%	1,276,148	0.4%
ExamOne	1.9	50,105	0.6%	993,129	0.3%
St. Luke's Health System	4.5	32,043	0.4%	962,869	0.3%
Providence Health & Services	3.2	21,643	0.2%	723,501	0.2%
Lummus Corporation	6.1	70,078	0.8%	410,344	0.1%
Subtotal	3.6	313,714	3.6%	$6,422,200	2.0%

Total / Weighted Average	9.9	9,002,270	100.0%	$308,173,787	100.0%

(1)Weighted based on leased square feet.

Lease Expirations (As of June 30, 2022, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2022	5	194,985	2.2%	$6,240,908	2.0%	$32.01
2023	12	375,974	4.2%	12,204,076	4.0%	32.46
2024	12	790,700	8.8%	24,481,894	7.9%	30.96
2025	15	679,124	7.5%	22,877,663	7.4%	33.69
2026	5	294,245	3.3%	9,328,986	3.0%	31.70
2027	7	502,963	5.6%	18,434,703	6.0%	36.65
2028	9	794,819	8.8%	17,064,413	5.5%	21.47
2029	5	493,794	5.5%	14,024,421	4.6%	28.40
2030	0	-	0.0%	-	0.0%	-
2031	2	100,502	1.1%	4,022,326	1.3%	40.02
Thereafter	54	4,775,164	53.0%	179,494,397	58.3%	37.59
Total / Weighted Average	126	9,002,270	100.0%	$308,173,787	100.0%	$34.23

Summary of Re/Development Projects (As of June 30, 2022, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Total Lump-Sum Reimbursement	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	$-	$-	-	-

Projects in Design(2)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$30,968	2Q 2025	2Q 2025
Total			162,000		$30,968

Projects Previously Completed with Outstanding Lump-Sum Reimbursements
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(3)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1)Includes properties under construction for which design is complete.

(2)Includes projects in the design phase for which project scope is not fully determined.

(3)Includes reimbursement of lump-sum tenant improvement costs and development fees.